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                                 EXHIBIT 99.16


                     CALCULATION OF PERFORMANCE INFORMATION



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                               SAFECO GROWTH FUND

                     Calculation of Performance Quotations

The yield for the ___________ SAFECO Growth Fund for the 30-day period ended September 30, 1995 is calculated as follows:

                     203,614 - 133,622
     Yield = 2[(-  --------- - ------- +1)(to the sixth power)  -1] = 0.65%
                   8,187,357 x   15.83

Where:     $203,614  =  dividends and interest (as defined in the instructions to Item 22(b)(ii) of Form N-1A) earned during the period

           $133,662  =  expenses accrued during the period

          8,187,357  =  average daily number of shares outstanding during the period

             $15.83  =  offering price per share on September 30, 1995

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10-Year
-------
Total return =  $10,000.00  (1 + .1344)(10)  = $35,291


                  3,529.10 -   1,000
Total return = (---------------------) = 252.91%
                      1,000.00

Average Annual
  Total Return = (10 [radical sign]  3,529.10 / 1,000.00  -1) = 13.44%


Where:                   10 = number of years

                 $3,529.10  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

                 $1,000.00  = a hypothetical investment of $1,000

                $10,000.00  = a hypothetical investment of $10,000

                     .1344  = the average annual total return


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                            SAFECO GROWTH FUND

                Calculation of Performance Quotations (continued)

The total return and average annual total return for the Fund for the one-year, five-year, and ten-year periods ending September 30, 1995 are calculated as follows:

1-Year
------                                1
Total return =  $10,000.00  (1 +.2393) = $12,393


                  1,239.30 -   1,000
Total return = (---------------------) = 23.93%
                      1,000.00

Average Annual                     ______________________
  Total Return = (1 [radical sign] 1,239.30 / 1,000.00  -1) = 23.93%

Where:                    1 = number of years

                 $1,239.30  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

                 $1,000.00  = a hypothetical investment of $1,000

                $10,000.00  = a hypothetical investment of $10,000

                     .2393  = the average annual total return


5-Year
------                                5
Total return = $10,000.00  (1 + .2004) = $24,927


                  2,492.70 -   1,000
Total return = (---------------------) = 149.27%
                      1,000.00

Average Annual                      _______________________
   Total Return = (5 [radical sign] 2,492.70 / 1,000.00  -1) = 20.04%

Where:                   5 = number of years

                $2,492.70  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

                $1,000.00  = a hypothetical investment of $1,000

               $10,000.00  = a hypothetical investment of $10,000

                    .2004  = the average annual total return


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                        SAFECO NORTHWEST FUND

                  Calculation of Performance Quotations

The yield for the SAFECO Northwest Fund for the 30-day period ended September 30, 1995 is calculated as follows:

                      64,983 -  33,881    6
      Yield = 2[(----------------------+1) -1] = 0.95%
                   2,736,169 x   14.41

Where:    64,983      =  dividends and interest (as defined in th
                             to Item 22(b)(ii) of Form N-1A) earned
                             period

          33,881      =      expenses accrued during the period

        2,736,169     =      average daily number of shares outstand
                             the period

           14.41      =      offering price per share on September 3


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                  SAFECO NORTHWEST FUND

          Calculation of Performance Quotations (continued)

The total return and average annual total return for the Fund for the one-year, and 43-month (since initial effective date of Registration Statement) periods ending September 30, 1995 are calculated as follows:


1 Year
------
                                     1
Total return = $10,000.00 (1 + .0519)     = $10,519.00

                  1,190.10 -        1,000
Total return = (--------------------------) = 19.01%
                       1,000.00
Average Annual                            _______________________
   Total Return  =  (1.000 [radical sign] 1,190.10 / 1,000.00  -1) = 19.01%


Where:                   1 = number of years

                     .0519 = average annual total return

                10,000.00  = a hypothetical investment of $10,000

                 1,190.10  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

                 1,000.00  = a hypothetical investment of $1,000


Since Inception (55 Months)
------------------------------
                                     3.5833
Total return = $10,000.00 (1 + .0519)     = $13,535.00

                  1,610.80 -        1,000
Total return = (--------------------------) = 61.08%
                       1,000.00
                                          ______________________
Average Annual Total Return  =  (4.58333 \  1,610.80 / 1,000.00  -1) = 10.96%


Where:             4.58333 = number of years

                     .4583 = average annual total return

                10,000.00  = a hypothetical investment of $10,000

                 1,610.80  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

                 1,000.00  = a hypothetical investment of $1,000

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                        SAFECO INCOME FUND

                  Calculation of Performance Quotations

The yield for the SAFECO Income Fund for the 30-day period ended September 29, 1995 is calculated as follows:

                     948,573 - 139,551    6
      Yield = 2[(----------------------+1) -1] = 4.73%
                  10,848,509 x   19.11

Where:   948,573      =     dividends and interest (as defined in th
                             to Item 22(b)(ii) of Form N-1A) earned
                             period

         139,551      =      expenses accrued during the period

       10,848,509     =      average daily number of shares outstand
                             the period

           19.11      =      offering price per share on September 2


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                            SAFECO INCOME FUND

                Calculation of Performance Quotations (continued)

The total return and average annual total return for the Fund for the one-year, five-year, and ten-year periods ending September 30, 1995 are calculated as follows:

1-Year
------                                1
Total return =  10,000.00  (1 + .2104) = $12,104


                  1,210.40 -   1,000
Total return = (---------------------) = 21.04%
                      1,000.00

Average Annual                      _______________________
   Total Return = (1 [radical sign] 1,210.40 / 1,000.00  -1) = 21.04%

Where:                   1 = number of years

                 1,210.40  = ending redeemable value of a hypothetical $1,000 invest at the end of a specified period of time

                 1,000.00  = a hypothetical investment of $1,000

                10,000.00  = a hypothetical investment of $10,000

                     .2104 = the average annual total return


5-Year
------                                5
Total return =  10,000.00  (1 + .1503) = $20,138


                  2,013.80 -   1,000
Total return = (---------------------) = 101.38%
                      1,000.00

Average Annual                      _______________________
   Total Return = (5 [radical sign] 2,013.80 / 1,000.00  -1) = 15.03%

Where:                   5 = number of years

                 2,013.80  = ending redeemable value of a hypothetical $1,000 invest at the end of a specified period of time

                 1,000.00  = a hypothetical investment of $1,000

                10,000.00  = a hypothetical investment of $10,000

                     .1503 = the average annual total return

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10-Year
-------                               10
Total return =  10,000.00  (1 + .1205)  = $31,211


                  3,121.10 -   1,000
Total return = (---------------------) = 212.11%
                      1,000.00

Average Annual                       _______________________
   Total Return = (10 [radical sign] 3,121.10 / 1,000.00  -1) = 12.05%

Where:                  10 = number of years

                 3,121.10  = ending redeemable value of a hypothetical $1,000 invest at the end of a specified period of time

                 1,000.00  = a hypothetical investment of $1,000

                10,000.00  = a hypothetical investment of $10,000

                     .1205 = the average annual total return


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                        SAFECO EQUITY FUND

                  Calculation of Performance Quotations

The yield for the SAFECO Equity Fund for the 30-day period ended September 29, 1995 is calculated as follows:

                   1,611,613 - 371,174    6
      Yield = 2[(----------------------+1) -1] = 2.69%
                  36,359,120 x   15.31

Where: 1,611,613      =     dividends and interest (as defined in th
                             to Item 22(b)(ii) of Form N-1A) earned
                             period

         371,174      =      expenses accrued during the period

       36,359,120     =      average daily number of shares outstand
                             the period

           15.31      =      offering price per share on September 2

                            SAFECO EQUITY FUND

The total return and average annual total return for the Fund for the one-year, five-year, and ten-year periods ending September 30, 1995 are calculated as follows:

1-Year
------                                1
Total return =  10,000.00  (1 + .2159) = $12,159


                  1,215.90 -   1,000
Total return = (---------------------) = 21.59%
                      1,000.00

Average Annual                      _______________________
   Total Return = (1 [radical sign] 1,215.90 / 1,000.00  -1) = 21.59%

Where:                   1 = number of years

                 1,215.90  = ending redeemable value of a hypothetical $1,000 invest at the end of a specified period of time

                 1,000.00  = a hypothetical investment of $1,000

                10,000.00  = a hypothetical investment of $10,000

                     .2159 = the average annual total return


5-Year
------                                5
Total return =  10,000.00  (1 + .2133) = $26,294


                  2,629.40 -   1,000
Total return = (---------------------) = 162.94%
                      1,000.00

Average Annual                      _______________________
   Total Return = (5 [radical sign] 2,629.40 / 1,000.00  -1) = 21.33%

Where:                   5 = number of years

                 2,629.40  = ending redeemable value of a hypothetical $1,000 invest at the end of a specified period of time

                 1,000.00  = a hypothetical investment of $1,000

                10,000.00  = a hypothetical investment of $10,000

                     .2133 = the average annual total return


10-Year
-------                               10
Total return =  10,000.00  (1 + .1691)  = $47,700


                  4,770.00 -   1,000
Total return = (---------------------) = 377.00%
                      1,000.00

Average Annual                       _______________________
   Total Return = (10 [radical sign] 4,770.00 / 1,000.00  -1) = 16.91%

Where:                  10 = number of years

                 4,770.00  = ending redeemable value of a hypothetical $1,000 invest at the end of a specified period of time

                 1,000.00  = a hypothetical investment of $1,000

                10,000.00  = a hypothetical investment of $10,000

                     .1691 = the average annual total return